UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 22, 2000


                    KING POWER INTERNATIONAL GROUP CO., LTD.
             (Exact name of registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)

         1-13205                                            75-2641513
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(Commission File Number)                       (IRS Employer Identification No.)


    27th Floor Siam Tower, 989 Rama I Road, Patumwan, Bangkok 10330 Thailand
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         (Address of principal executive offices)             (Zip Code)



      Registrant's telephone number, including area code: 011-662-658-0090

ITEM 5.  OTHER EVENTS

On August 21, 2000 the Company issued a press release announcing the extension of its concession contract.

ITEM 7(c) EXHIBITS

99.1 Press Release dated August 21, 2000 announcing the extension of its concession contract.

SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    KING POWER INTERNATIONAL GROUP CO., LTD.

                           By: /s/ Vichai Raksriaksorn
            Vichai Raksriaksorn, President and Chairman of the Board


Dated: August 22, 2000







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